                                                                  Exhibit 4(x)

                                                                  CONFORMED COPY

                    AMENDMENT No. 10 AND AGREEMENT entered into as of December
               26, 2001 (this "AMENDMENT"), with respect to the Credit Agreement dated as of February 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Magellan Health Services, Inc., a Delaware corporation (the "PARENT BORROWER"); Charter Behavioral Health System of New Mexico, Inc., a New Mexico corporation; Merit Behavioral Care Corporation, a Delaware corporation; each other wholly owned domestic subsidiary of the Parent Borrower that becomes a "Subsidiary Borrower" pursuant to Section 2.23 of the Credit Agreement (each, a "SUBSIDIARY BORROWER" and, collectively, the "SUBSIDIARY BORROWERS" (such term is used herein as modified in Article I of the Credit Agreement); the Parent Borrower and the Subsidiary Borrowers are collectively referred to herein as the "BORROWERS"); the Lenders (as defined in Article I of the Credit Agreement); JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, a New York banking corporation, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders, as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Lenders and as an issuing bank (in such capacity, an "ISSUING BANK"); First Union National Bank, a national banking corporation, as syndication agent (in such capacity, the "SYNDICATION AGENT") for the Lenders and as an issuing bank (in such capacity, an "ISSUING BANK"); and Credit Lyonnais New York Branch, a licensed branch of a bank organized and existing under the laws of the Republic of France, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders and as an issuing bank (in such capacity, an "ISSUING BANK" and, together with JPMorgan Chase Bank and First Union National Bank, each in its capacity as an issuing bank, the "ISSUING BANKS").


     A. The Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

     B. The Parent Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Required Lenders are willing so to amend such provisions of the Credit Agreement, on the terms and subject to the conditions set forth in this Amendment.

     C. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement (as amended hereby).

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS TO SECTION 1.01. (a) The definition of the term "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text "and" immediately before clause (b)(vi) in the first sentence of such definition and (ii) adding the text ", (vii) for the fiscal quarter ending September 30, 2001, charges resulting from prior period contract adjustments in an aggregate amount not to exceed $5,000,000 and (viii) for the fiscal year ending September 30, 2002, severance, termination and restructuring expenses in an aggregate amount not to exceed $8,000,000" immediately after the text "the CBHS-Magellan Transactions" in clause (b)(vi) in the first sentence of such definition.

     (b) The definition of the term "Permitted Non-Guarantor Transactions" in
Section 1.01 of the Credit Agreement is hereby amended by (i) adding the text ", without duplication," immediately after the text "the sum of" immediately after clause (d) of such definition and (ii) adding the text "(excluding an amount equal to the aggregate amount of investments, which amount (including the aggregate amount of investments made by the Parent Borrower, any Subsidiary Borrower or any Guarantor in Magellan PA prior to the date on which Magellan PA becomes a Controlled Non-Guarantor Entity) shall not be in excess of $65,000,000, by the Parent Borrower, any Subsidiary Borrower or any Guarantor in Magellan PA at any time outstanding)" immediately after the text "the amount" in clause (ii) of such definition.

     (c) The definition of the term "Consolidated Interest Expense" in Section
1.01 of the Credit Agreement is hereby amended by inserting the text "; PROVIDED that any interest expense accrued or paid in any period by the Parent Borrower and its Subsidiaries pursuant to the Missouri Build Bond Arrangement shall not be included in Consolidated Interest Expense to the extent that an equal amount of interest is accrued and payable or paid, respectively, to the Parent Borrower and its Subsidiaries pursuant to the Missouri Build Bond Arrangement during such period" at the end of such definition.

     (d) The definition of the term "Total Debt" in Section 1.01 of the Credit Agreement is hereby amended by inserting the text "; PROVIDED that Total Debt at any time shall not include any Indebtedness of the Parent Borrower and its Subsidiaries incurred pursuant to the Missouri Build Bond Arrangement to the extent that an equal amount of Indebtedness is owed to the Parent Borrower and its Subsidiaries pursuant to the Missouri Build Bond Arrangement at such time" at the end of such definition.

     (e) Section 1.01 of the Credit Agreement is hereby amended by adding the defined terms "Magellan PA" and "Missouri Build Bond Arrangement " in the appropriate alphabetical order to read in their entirety as follows:

     "MAGELLAN PA" shall mean Magellan Behavioral Health of Pennsylvania, Inc., a Pennsylvania corporation.

     "MISSOURI BUILD BOND ARRANGEMENT" shall mean (a) one or more transactions among the Parent Borrower and/or one or more Subsidiaries and the State of Missouri or an agency, finance board or authority of the State of Missouri or a political subdivision thereof (the "MISSOURI GOVERNMENTAL AUTHORITY"), the effect of which is to reduce state, county or local taxes payable by the Parent Borrower or any Subsidiary in Missouri, and pursuant to which (i) the Parent Borrower and/or one or more Subsidiaries purchases bonds issued and sold by the Missouri Governmental Authority in an aggregate principal amount not in excess of $6,300,000 and for a purchase price substantially equivalent to the principal amount of such bonds, (ii) the Missouri Governmental Authority enters into a loan agreement with the Parent Borrower and/or one or more Subsidiaries pursuant to which the Missouri Governmental Authority lends all or substantially all the proceeds resulting from such bond sale to the Parent Borrower and/or one or more Subsidiaries and (iii) the Parent Borrower and/or the applicable Subsidiary or Subsidiaries only makes principal and interest payments to the Missouri Governmental Authority in respect of the loaned proceeds at the same times and in substantially the same aggregate amounts as the respective aggregate principal and interest payments made by the Missouri Governmental Authority to the Parent Borrower and/or the applicable Subsidiary or Subsidiaries in respect of such bonds or (b) one or more transactions entered into among the Parent Borrower and/or one or more Subsidiaries and the Missouri Governmental Authority that are substantially equivalent to the foregoing, PROVIDED that the aggregate principal amount of bonds purchased by the Parent Borrower and/or the Subsidiaries combined pursuant to all Missouri Build Bond Arrangements shall not exceed $6,300,000.

     SECTION 2. AMENDMENT TO SECTION 2.22(a). Section 2.22(a) of the Credit Agreement is hereby amended by inserting the text "or the account of a Subsidiary" immediately after the text "for such Borrower's own account" in the first sentence of such Section.

     SECTION 3. AMENDMENTS TO SECTION 6.01. Section 6.01 of the Credit Agreement is hereby amended by (a) deleting the text "and" at the end of paragraph (o) of such Section, (b) deleting the period at the end of paragraph (p) of such Section and replacing it with the text "; and" and (c) inserting the following new paragraph (q) immediately after paragraph (p) of such Section:

     (q) Indebtedness incurred pursuant to the Missouri Build Bond Arrangement.

     SECTION 4. AMENDMENTS TO SECTION 6.04. Section 6.04 of the Credit Agreement is hereby amended by (a) deleting the text "and" at the end of paragraph (q) of such Section, (b) deleting the period at the end of paragraph (r) of such Section and replacing it with the text "; and" and (c) inserting the following new paragraph (s) immediately after paragraph (r) of such Section:

     (s) investments made pursuant to the Missouri Build Bond Arrangement.

     SECTION 5. AMENDMENTS TO SECTION 6.11. Section 6.11 of the Credit Agreement is hereby amended by (a) deleting the text "March 31, 2002" in the second line of the table at the end of such Section and replacing it with the text "June 30, 2002" and (b) deleting the text "April 1, 2002" in the third line of the table at the end of such Section and replacing it with the text "July 1, 2002".

     SECTION 6. DESIGNATION. Subject only to satisfaction of the conditions set forth in Section 9(b) of this Amendment and receipt by the Administrative Agent of a certificate of an officer of the Parent Borrower in respect of Magellan PA as required by clause (i) of the provision to the definition of "Permitted Non-Guarantor Transactions", the Parent Borrower hereby designates Magellan PA as a Controlled Non-Guarantor Entity for all purposes under the Credit Agreement and the other Loan Documents.

     SECTION 7. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

     (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms.

     (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     (c) Before and after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

     SECTION 8. AMENDMENT FEE. In consideration of the agreements of the Required Lenders contained in this Amendment, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on December 26, 2001, an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.50% of the sum of such Lender's outstanding Term Loans and Revolving Credit Commitments as of such date.

     SECTION 9. CONDITIONS TO EFFECTIVENESS. (a) This Amendment (other than
Section 1(b)) shall become effective when (i) the Administrative Agent shall have received (x) counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (y) the Amendment Fee and (ii) a certificate of an officer of the Parent Borrower shall have been delivered to the Administrative Agent to the effect that the representations and warranties set forth in Section 7 hereof are true and correct.

     (b) Section 1(b) of this Amendment shall become effective when (i) the conditions set forth in paragraph (a) above shall have been satisfied and (ii) a certificate of an officer of the Parent Borrower shall have been delivered to the Administrative Agent to the effect that the renewal or replacement of the contract dated as of January 28, 1997 (the "DELAWARE

COUNTY CONTRACT"), between Magellan PA and Delaware County, Pennsylvania (or any other contract between Magellan PA and any Governmental Authority having substantially identical restrictions as the Delaware County Contract) will result in the automatic release of Magellan PA from its obligations under each of the Guarantee Agreement, the Pledge Agreement and the Security Agreement.

     SECTION 10. CREDIT AGREEMENT. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be a Loan Document for all purposes.

     SECTION 11. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 12. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.



                              MAGELLAN HEALTH SERVICES, INC.,

                               by
                                 /s/  CHARLOTTE A. SANFORD
                                 -----------------------------------------------
                                 Name: Charlotte A. Sanford
                                 Title:   Vice President
                                          and Assistant Treasurer

                              CHARTER BEHAVIORAL HEALTH
                              SYSTEM OF NEW MEXICO, INC.,

                              by
                                /s/  CHARLOTTE A. SANFORD
                                ------------------------------------------------
                                Name: Charlotte A. Sanford
                                Title:    Treasurer

                              MERIT BEHAVIORAL CARE CORPORATION,

                              by
                                /s/  CHARLOTTE A. SANFORD
                                ------------------------------------------------
                              Name: Charlotte A. Sanford
                              Title:   Vice President and Treasurer

                              JPMORGAN CHASE BANK, individually and as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Bank,

                               by
                                /s/ DAWN LEE LUM
                                ------------------------------------------------
                                Name: Dawn Lee Lum
                                Title:Vice President

                                      FIRST UNION NATIONAL BANK, individually
                                      and as Syndication Agent and an Issuing
                                      Bank,

                                               by
                                                 -------------------------------
                                                 Name:
                                                 Title:

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.



NAME OF INSTITUTION:      AMSOUTH BANK


                          by
                            /s/ WILLIAM H. BARRELL
                            ----------------------------------------------------
                            Name:  William H. Barrell
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.



NAME OF INSTITUTION:      ARES LEVERAGED INVESTMENT FUND II, L.P.


                          by
                            /s/ JEFF MOORE
                            ----------------------------------------------------
                            Name:  Jeff Moore
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      ARES IV CLO LTD.


                          by
                            /s/ JEFF MOORE
                            ----------------------------------------------------
                            Name:  Jeff Moore
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      THE BANK OF NOVA SCOTIA


                          by
                            /s/ WILLIAM E. ZARRETT
                            ----------------------------------------------------
                            Name:  William E. Zarrett
                            Title: Managing Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                          by
                            /s/ HIDEKAZU KOJIMA
                            ----------------------------------------------------
                            Name:  Hidekazu Kojima
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      BANK POLSKA KASA OPIEKI SA


                          by
                            /s/ BARRY W. HENRY
                            ----------------------------------------------------
                            Name:  Barry W. Henry
                            Title: Vice President and Senior Lending Officer

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      BATTERSON PARK CBO I


                          by
                            /s/ SUSAN BOSWORTH
                            ----------------------------------------------------
                            Name:  Susan Bosworth
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      BLACK DIAMOND CLO 1998-1 LTD


                          by
                            /s/ ALAN CORKISH
                            ----------------------------------------------------
                            Name:  Alan Corkish
                            Title: Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      BLACK DIAMOND CLO 2000-1 LTD.


                          by
                            /s/ ALAN CORKISH
                            ----------------------------------------------------
                            Name:  Alan Corkish
                            Title: Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      BLACK DIAMOND INTERNATIONAL FUNDING, LTD.


                          by
                            /s/ ALAN CORKISH
                            ----------------------------------------------------
                            Name: Alan Corkish
                            Title: Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      CREDIT LYONNAIS NEW YORK BRANCH


                          by
                            /s/ CHARLES HEIDSIECK
                            ----------------------------------------------------
                            Name:  Charles Heidsieck
                            Title: Senior Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND


                          by
                            /s/ PAYSON F. SWAFFIELD
                            ----------------------------------------------------
                            Name:  Payson F. Swaffield
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      EATON VANCE SENIOR INCOME TRUST


                          by
                            /s/ PAYSON F. SWAFFIELD
                            ----------------------------------------------------
                            Name:  Payson F. Swaffield
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      ELC (CAYMAN) LTD.


                          by
                            /s/ E. A. KRATZMAN
                            ----------------------------------------------------
                            Name:  E. A. Kratzman
                            Title: Managing Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      ELC (CAYMAN) LTD. CDO SERIES 1999-I


                          by
                            /s/ E. A. KRATZMAN
                            ----------------------------------------------------
                            Name:  E. A. Kratzman
                            Title: Managing Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      FIRST DOMINION FUNDING I


                          by
                            /s/ ANDREW H. MARSHAK
                            ----------------------------------------------------
                            Name:  Andrew H. Marshak
                            Title: Authorized Signatory

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      FLEET BANK N.A.


                          by
                            /s/ CHRISTOPHER KRESCO
                            ----------------------------------------------------
                            Name:  Christopher Kresco
                            Title: Associate

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      GENERAL ELECTRIC CAPITAL CORPORATION


                          by
                            /s/ KARL KIEFFER
                            ----------------------------------------------------
                            Name:  Karl Kieffer
                            Title: Duly Authorized Signatory

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      GRAYSON & CO


                          by
                            /s/ PAYSON F. SWAFFIELD
                            ----------------------------------------------------
                            Name:  Payson F. Swaffield
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                          by
                            /s/ CHARLES KOBAYASHI
                            ----------------------------------------------------
                            Name:  Charles Kobayashi
                            Title: Principal and Portfolio Manager

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      INDOSUEZ CAPITAL FUNDING VI, LIMITED


                          by
                            /s/ CHARLES KOBAYASHI
                            ----------------------------------------------------
                            Name:  Charles Kobayashi
                            Title: Principal and Portfolio Manager

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      INDOSUEZ CAPITAL FUNDING IV, L.P.


                          by
                            /s/ LEE SHAIMAN
                            ----------------------------------------------------
                            Name:  Lee Shaiman
                            Title: Managing Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      KZH HIGHLAND-2 LLC


                          by
                            /s/ SUSAN LEE
                            ----------------------------------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      KZH PAMCO LLC


                          by
                            /s/ SUSAN LEE
                            ----------------------------------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.



NAME OF INSTITUTION:      KZH POUNDVIEW LLC


                          by
                            /s/ SUSAN LEE
                            ----------------------------------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      KZH SHOSHONE LLC


                          by
                            /s/ SUSAN LEE
                            ----------------------------------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      KZH SOLEIL LLC


                          by
                            /s/ SUSAN LEE
                            ----------------------------------------------------
                            Name:  Susan Lee
                            Title: Authorized Agent

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      LONG LANE MASTER TRUST IV


                          by
                            /s/ KEVIN KEARNS
                            ----------------------------------------------------
                            Name:  Kevin Kearns
                            Title: Managing Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                          by
                            /s/ STEVEN J. KATZ
                            ----------------------------------------------------
                            Name:  Steven J. Katz
                            Title: Second Vice President and Associate
                                   General Counsel

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED


                          by
                            /s/ STEVEN J. KATZ
                            ----------------------------------------------------
                            Name:  Steven J. Katz
                            Title: Second Vice President and Associate
                                   General Counsel

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      MASSMUTUAL/DARBY CBO LLC


                          by
                            /s/ CHARLES MCCOBB
                            ----------------------------------------------------
                            Name:  Charles McCobb
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      MASSMUTUAL HIGH YIELD PARTNERS II, LLC

                          by
                            /s/ CHARLES MCCOBB
                            ----------------------------------------------------
                            Name:  Charles McCobb
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      OPPENHEIMER SENIOR FLOATING RATE FUND


                          by
                            /s/ DAVID FOXHOVEN
                            ----------------------------------------------------
                            Name:  David Foxhoven
                            Title: Assistant Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      OXFORD STRATEGIC INCOME FUND


                          by
                            /s/ PAYSON F. SWAFFIELD
                            ----------------------------------------------------
                            Name: Payson F. Swaffield
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      PAM CAPITAL L.P.


                          by
                            /s/ TODD TRAVERS
                            ----------------------------------------------------
                            Name:  Todd Travers
                            Title: Senior Portfolio Manager

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      PAMCO CAYMAN LTD.


                          by
                            /s/ TODD TRAVERS
                            ----------------------------------------------------
                            Name:  Todd Travers
                            Title: Senior Portfolio Manager

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      HIGHLAND LEGACY LIMITED


                          by
                            /s/ TODD TRAVERS
                            ----------------------------------------------------
                            Name:  Todd Travers
                            Title: Senior Portfolio Manager

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      ML CBO IV LTD


                          by
                            /s/ TODD TRAVERS
                            ----------------------------------------------------
                            Name:  Todd Travers
                            Title: Senior Portfolio Manager

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      HIGHLAND LOAN FUNDING V LTD.


                          by
                            /s/ TODD TRAVERS
                            ----------------------------------------------------
                            Name:  Todd Travers
                            Title: Senior Portfolio Manager

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      PILGRIM CLO 1999-1 LTD.


                          by
                            /s/ MICHEL PRINCE, CFA
                            ----------------------------------------------------
                            Name:  Michel Prince, CFA
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.


                          by
                            /s/ MICHEL PRINCE, CFA
                            ----------------------------------------------------
                            Name:  Michel Prince, CFA
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      PILGRIM PRIME RATE TRUST


                          by
                            /s/ MICHEL PRINCE, CFA
                            ----------------------------------------------------
                            Name:  Michel Prince, CFA
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      PILGRIM SENIOR INCOME FUND


                          by
                            /s/ MICHEL PRINCE, CFA
                            ----------------------------------------------------
                            Name:  Michel Prince, CFA
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      PUTNAM DIVERSIFIED INCOME TRUST


                          by
                            /s/ JOHN R. VERANI
                            ----------------------------------------------------
                            Name:  John R. Verani
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      PUTNAM MASTER INCOME TRUST


                          by
                            /s/ JOHN R. VERANI
                            ----------------------------------------------------
                            Name:  John R. Verani
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      RIVIERA FUNDING LLC


                          by
                            /s/ ANN E. MORRIS
                            ----------------------------------------------------
                            Name:  Ann E. Morris
                            Title: Assistant Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      SENIOR DEBT PORTFOLIO


                          by
                            /s/ PAYSON F. SWAFFIELD
                            ----------------------------------------------------
                            Name:  Payson F. Swaffield
                            Title: Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      SRV-HIGHLAND, INC.


                          by
                            /s/ ANN E. MORRIS
                            ----------------------------------------------------
                            Name:  Ann E. Morris
                            Title: Assistant Vice President

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      TRYON CLO LTD. 2000-1


                          by
                            /s/ E. A. KRATZMAN
                            ----------------------------------------------------
                            Name:  E. A. Kratzman
                            Title: Managing Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      VAN KAMPEN SENIOR INCOME TRUST


                          by
                            /s/ HOWARD TIFFAN
                            ----------------------------------------------------
                            Name:  Howard Tiffan
                            Title: Managing Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      VAN KAMPEN PRIME RATE INCOME TRUST


                          by
                            /s/ HOWARD TIFFAN
                            ----------------------------------------------------
                            Name:  Howard Tiffan
                            Title: Managing Director

                    SIGNATURE PAGE TO AMENDMENT NO. 10 AND AGREEMENT DATED AS OF DECEMBER 26, 2001, WITH RESPECT TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT, SWINGLINE LENDER AND AS AN ISSUING BANK, FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.


NAME OF INSTITUTION:      UBS AG, STAMFORD BRANCH


                          by
                            /s/ ANTHONY N. JOSEPH
                            ----------------------------------------------------
                            Name:  Anthony N. Joseph
                            Title: Associate Director

                          by
                            /s/ SUSAN BRUNNER
                            ----------------------------------------------------
                            Name:  Susan Brunner
                            Title: Associate Director